Exhibit 99.3

Credit Risk Management April 15, 2008

 Loan Portfolio Mix $242.8 Billion As of 3/31/08 ($ in billions) Other $2.3 Other Commercial  $12.0 Credit Cards $9.0 Subprime Mortgage Channel $17.3 Multi-Family  $32.5 Single-Family Residential $108.5 Home Equity $61.2 Single-Family Residential excludes Custom and Builder Construction and home loans in the Subprime Mortgage Channel. 2Home Equity excludes home equity loans in the Subprime Mortgage Channel. 3Managed Credit Card balances are $17.4 billion higher.

Single-Family Residential Portfolio 2003 2004 2005 1Q '062Q '063Q '06 4Q '06 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 SFR$83.0 $100.0 $110.0 $114.1 123.8 125.2 121.1 $99.5 $99.5 $93.5 $88.5$ 105.9 $110.4 $108.5 Annualized NCO Rate 0.06% 0.06% 0.04% 0.03%0.04% 0.03% 0.04% 0.06% 0.04% 0.14% 0.09%0.21% 0.37% 1.20% 1Excludes Custom and Builder Construction and home loans in the Subprime Mortgage Channel. 2Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008).

Option ARM Portfolio  2001 2002 2003 2004 2005 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Current > original balance as a % of loan balance 0.60% 0.25% 0.09% 0.02% 0.22% 1.40% 1.93% 2.42% 2.59% 3.04% 3.46% Loan balance $38.4  $35.2  $49.30  $66.3  $71.0  $62.7  $57.0  $52.2  $56.6  $57.2  $53.9  Amount by which the current principal balance exceeds the original principal balance $0.48  $0.21  $0.04  $0.01  $0.16  $0.89  $1.12  $1.30  $1.50  $1.73  $1.93  Annualized NCO Rate  0.02% 0.02% 0.06% 0.19% 0.08% 0.26% 0.51% 1.81% 1Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008).

Option ARM Portfolio Resets  2008 2009 2010 2011 2012+ Balance by Recast Year $3.8  $7.2  $13.4  $12.8  $18.6 Data as of 3/31/2008.  Assumes that all balances recast no earlier than 5 years after origination.

Home Equity Loan / Home Equity LOC Portfolio1   2002 2003 2004 2005 1Q '06 2Q '06 3Q '06 4Q '06 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 1st Lien HEL/HELOC   $21.6 $18.7    $14.8 $14.8 $14.1 $14.6 $15.7 $16.2 $16.0 2nd Lien HEL/HELOC   $22.0 $32.1    $38.1 $38.1 $39.3 $41.2 $43.4 $44.8 $45.2 Total Home Equity $16.0 $28.0 $43.6 $50.8 $51.90  52.6 52.8 52.9 52.9 $53.4 $55.8 $59.1 $61.0 $61.2 Annualized NCO Rate 0.10% 0.06% 0.05% 0.04% 0.02% 0.02% 0.05% 0.08% 0.04% 0.20% 0.38% 0.70% 1.63% 3.12% 1 Excludes home equity loans in the Subprime Mortgage Channel. 2Estimated combined loan-to-value ratio based on OFHEO December 2007 data (released February 2008).

Subprime Mortgage Channel Portfolio1  Home Loans Current FICO = 603 Original LTV = 78% Est. Current LTV2 = 71% Est. Current LTV >90% = 9% Est. Current LTV >80% = 30% Home Equity Current FICO = 669 Original Combined LTV = 94% Est. Current Combined LTV3 = 93% Est. Current Combined LTV >90% = 69% Est. Current Combined LTV >80% = 89%  2002 2003 2004 2005 1Q '06 2Q '06 3Q '06 4Q '06 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Home Loans $10.0 $13.0 $19.2 $21.2 $20.20  $20.5 $20.1 $18.7 $18.7 $17.6 $17.6 $17.3 $16.1 $15.0 Home Equity Loans $0.0 $0.0 $0.0 $0.0 $0.10  $0.4 $1.5 $2.1 $2.1 $2.8 $2.9 $2.7 $2.5 $2.3 Subprime Home Loan NCO Rate   0.20% 0.25% 0.37% 0.39% 0.79% 0.84% 0.59% 0.74% 1.02% 1.68% 3.81% 6.82% Subprime Home Equity NCO Rate      3.71% 2.72% 1.56% 2.03% 0.71% 7.01% 10.62% 17.03% 20.80% Total SMC Annualized NCO Rate 0.37% 0.33% 0.23% 0.23% 0.38% 0.41% 0.93% 0.92% 0.66% 0.76% 1.83% 2.84% 5.65% 8.55% 1Comprised of mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held for investment. 2Estimated loan-to-value ratio based on OFHEO December 2007 data (released February 2008). 3Estimated combined loan-to-value ratio based on OFHEO December 2007 data (released February 2008).

Subprime Mortgage Channel1 Resets Already Reset or Fixed Expected to Reset Data as of 3/31/2008. 1Comprised of mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held for investment.

Commercial Portfolio  2002 2003 2004 2005 1Q '06 2Q '06 3Q '06 4Q '06 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Multi-Family Lending $18.0 $20.0 $22.3 $25.6 $26.1  26.7 27.4 30.2 30.2 $29.5 $29.3 $30.8 $31.8 $32.5 Other Commercial $12 $11.0 $8.9 $7.2 $7.4  $7.3 $7.7 $8.4 $8.4 $8.5 $8.7 $10.2 $11.4 $12.0 Annualized Multi-Family NCO Rate   0.00% -0.01%  -0.02% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.05% 0.05% Annualized Other Commercial NCO Rate   0.07% 0.29%  0.11% 0.27% 0.33% 0.30% 0.33% 0.59% 0.68% 1.06% 1.26% 1 Other Commercial consists of Other Real Estate, Retail Small Business, and Commercial Loans. 2Charge-offs for Other Commercial in 4Q ’07 and 1Q ’08 are almost entirely driven from Retail Small Business.

Managed Card Services Portfolio   2002 2003 2004 2005 1Q '06 2Q '06 3Q '06 4Q '06 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Managed Card Services $20.0 $16.9 $18.5 $20.0 $20.1  $21.1 $22.2 $23.5 $23.5 $23.6 $25.0 $26.2 $27.2 $26.4 Managed Annualized NCO Rate 16.29% 15.82% 11.65% 7.84% 5.79% 5.99% 5.68% 5.84% 5.83% 6.31% 6.49% 6.37% 6.90% 9.32% 1Data presented for periods prior to 4Q ‘05 is for Providian Financial Corp.

Nonperforming Assets  2003 2004 1Q ’05 2Q ’05 3Q ’05 2005 1Q '06 2Q '06 3Q '06 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Nonperforming Assets as a % of Total Assets 0.70% 0.58% 0.57% 0.53% 0.52% 0.57% 0.59% 0.62% 0.69% 0.80% 1.02% 1.29% 1.65% 2.17% 2.87% Nonperforming Assets $ $1,937 $1,795 $1,833  $1,719  $1,721  $1,962 $2,040  $2,160  $2,392  $2,775  $3,259 $4,025 $5,451 $7,102 $9,181 SFR Prime  542    565    640 $690 $991 $1,452 $2,302 $3,504 Home Equity  66    87    231 $297 $378 $533 $835 $1,102 Subprime Mortgage Channel  674    873    1283 $1,503 $1,707 $2,356 $2,721 $2,882 MFL  12    25    46 $60 $69 $120 $131 $142 Other Commercial  203    107    67 $80 $82 $71 $77 $115 Other  37    29    28 $42 $48 $45 $57 $79 Foreclosed Assets  261    276    480 $587 $750 $874 $979 $1,357

Allowance for Loan and Lease Losses  2003 2004 2005 1Q '06 2Q '06 3Q '06 2006 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Allowance for loan and lease losses (period end) $1,250 $1,301 $1,695 $1,642  $1,663  $1,550  $1,630 $1,540  $1,560  $1,889  $2,571  $4,714  Net Charge-offs $309 $135 $244 $105  $116  $154  $510 $183  $271  $421  $747  $1,368  Provision $42 $209 $316 $82  $224  $166  $816 $234  $372  $967  $1,534  $3,511  Allowance as a % of loans held in portfolio 0.71% 0.63% 0.74% 0.68% 0.68% 0.64% 0.72% 0.71% 0.73% 0.80% 1.05% 1.94%

Transition Roll Rates Current to 1+ PPD 1 PPD to 2+ PPD 2 PPD to 3+ PPD 3 PPD to Nonaccrual Rates shown are 3 month balance-weighted moving averages.  Estimation techniques have been applied in some instances to account for censored loan states occurring in specific periods.

Current Credit Quality Metrics Home Loans  Portfolio 1Includes home loans in the subprime mortgage channel. 2Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008). 3Includes the HELOC and HEL portfolios and home equity loans in the subprime mortgage channel. 4Estimated combined loan-to-value calculations based on OFHEO December 2007 data (released February 2008).

Single-Family Residential Portfolio1 Loan-to-Value   at Origination   Portfolio by Vintage as of 3/31/08 UPB ($MM) 2004 & Prior 2005 2006 2007 2008 Total $2 Total % 50% $3,624 $1,229 $804 $2,867 $275 $8,799 8% >50-60% $3,938 $1,740 $1,422 $3,917 $313 $11,330 11% >60-70% $8,997 $5,080 $3,758 $7,688 $521 $26,044 24% >70-80% $15,470 $10,889 $9,960 $17,567 $729 $54,615 51% >80-90% $1,765 $663 $588 $1,595 $147 $4,758 4% >90% $984 $178 $193 $413 $7 $1,775 2% Total $2 $34,778 $19,779 $16,725 $34,047 $1,992 $107,321 100% Total % 32% 18% 16% 32% 2% 100% Average Original LTV 69% 71% 72% 70% 67% 70%   Avg Estimated Current LTV3 47% 68% 77% 72% 67% 64%   Average  Original FICO 700 705 703 720 735 709   1Excludes Custom and Builder Construction, FHA/VA loans, and home loans in the Subprime Mortgage Channel. 2Excludes accounting adjustments and invalid vintage and OLTV values; negative amortization is included in the loan balances. 3Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008).

Single-Family Residential Option ARMs1 Loan-to-Value   at Origination   Portfolio by Vintage as of 3/31/08 UPB ($MM) 2004 & Prior 2005 2006 2007 2008 Total $2 Total % 50% $1,104 $673 $423 $735 $15 $2,950 6% >50-60% $1,309 $981 $832 $1,328 $29 $4,479 8% >60-70% $4,055 $3,289 $2,652 $3,272 $72 $13,340 24% >70-80% $7,882 $6,916 $7,865 $8,391 $87 $31,141 56% >80-90% $951 $477 $477 $930 $21 $2,856 5% >90% $271 $87 $142 $125 $2 $627 1% Total $2 $15,572 $12,423 $12,391 $14,781 $226 $55,393 100% Total % 28% 22% 22% 27% 1% 100% Average  Original LTV 71% 72% 73% 72% 70% 72% Avg Estimated Current LTV3 49% 71% 80% 75% 70% 68%   Average  Original FICO 689 701 700 713 729 701 1Excludes Custom and Builder Construction and FHA/VA loans. 2Excludes accounting adjustments and invalid vintage and OLTV values; negative amortization is included in the loan balances. 3Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008).

Subprime Mortgage Channel1 Portfolio Loan-to-Value   at Origination   Portfolio by Vintage as of 3/31/08 UPB ($MM) 2004 & Prior 2005 2006 2007 2008 Total $2 Total % 50% $203 $105 $233 $58 $0 $599 4% >50-60% $243 $142 $217 $85 $0 $687 4% >60-70% $508 $320 $482 $201 $0 $1,511 9% >70-80% $1,595 $2,311 $2,224 $796 $0 $6,926 40% >80-90% $1,715 $1,157 $1,925 $630 $0 $5,427 31% >90% $30 $121 $1,745 $227 $0 $2,123 12% Total $2 $4,294 $4,156 $6,826 $1,997 $0 $17,273 100% Total % 25% 24% 39% 12% 0% 100% Average Original Combined LTV3 77% 79% 83% 80% N/A 80%  Avg Est Current Combined LTV3,4 57% 71% 82% 82% N/A 73%  Average Original FICO 625 631 661 632 N/A 641 Comprised of mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held for investment. Excludes accounting adjustments and invalid vintage and CLTV values. Origination loan-to-value used for 1st liens and combined loan-to-value used for 2nd Liens. 4Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008).

1st & 2nd Lien Home Equity Portfolio1 Loan-to-Value at Origination Portfolio by Vintage as of 3/31/08 UPB ($MM) 2004 & Prior 2005 2006 2007 2008 Total $2 Total % 50% $2,860 $1,322 $1,438 $1,506 $131 $7,257 12% >50-60% $1,836 $928 $945 $1,050 $74 $4,833 8% >60-70% $2,714 $1,526 $1,496 $1,727 $109 $7,572 13% >70-80% $6,217 $4,322 $3,865 $4,948 $231 $19,583 33% >80-90% $2,757 $4,031 $5,521 $6,603 $85 $18,997 32% >90% $597 $212 $232 $501 $3 $1,545 2% Total $2 $16,981 $12,341 $13,497 $16,335 $633 $59,787 100% Total % 28% 21% 23% 27% 1% 100% Average Original Combined LTV 69% 74% 75% 76% 66% 73% Avg Est Current Combined LTV3 50% 67% 75% 77% 65% 67%   Average  Original FICO 737 733 728 734 748 734   1Excludes home equity loans in the Subprime Mortgage Channel. 2Excludes accounting adjustments and invalid vintage and CLTV values. 3Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008).

2nd Lien Home Equity Portfolio1 Loan-to-Value   at Origination   Portfolio by Vintage as of 3/31/08 UPB ($MM) 2004 & Prior 2005 2006 2007 2008 Total $2 Total % <=50% $1,021 $644 $883 $742 $60 $3,350 8% >50-60% $930 $642 $796 $707 $47 $3,122 7% >60-70% $1,583 $1,170 $1,327 $1,188 $72 $5,340 12% >70-80% $3,990 $3,472 $3,481 $3,497 $150 $14,590 33% >80-90% $2,321 $3,668 $5,308 $5,232 $34 $16,563 38% >90% $314 $89 $186 $457 $2 $1,048 2% Total $2 $10,159 $9,685 $11,981 $11,823 $365 $44,013 100% Total % 23% 22% 27% 27% 1% 100% Average Original Combined LTV 73% 76% 77% 78% 67% 76% Avg Est Current Combined LTV3 55% 70% 77% 79% 66% 71%   Average  Original FICO 733 731 726 731 750 730   1Excludes home equity loans in the Subprime Mortgage Channel. 2Excludes accounting adjustments and invalid vintage and CLTV values. 3Estimated loan-to-value calculation based on OFHEO December 2007 data (released February 2008).

Cautionary Statements This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs, such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading “Factors That May Affect Future Results” in Washington Mutual’s 2007 Annual Report on Form 10-K which include: Economic conditions that negatively affect housing prices and the job market that have resulted, and may continue to result, in a deterioration in credit quality of the Company's loan portfolio. Access to market-based liquidity sources that may be negatively impacted if market conditions persist or if further ratings downgrades occur and could lead to increased funding costs and reduced gain on sale. The need to raise additional capital due to significant additional losses which could have a dilutive effect on existing shareholders and could affect the ability to pay dividends. Changes in interest rates. Features of certain of the Company’s loan products that may result in increased credit risk. Estimates used by the Company to determine the fair value of certain of our assets that may prove to be imprecise and result in significant changes in valuation. Risks related to the Company’s credit card operations that could adversely affect the credit card portfolio and our ability to continue growing the credit card business. Operational risk which may result in incurring financial and reputational losses. Failure to comply with laws and regulations. Changes in the regulation of financial services companies, housing government-sponsored enterprises and credit card lenders. General business, economic and market conditions and continued deterioration in these conditions. Damage to the Company’s professional reputation and business as a result of allegations and negative public opinion as well as pending and threatened litigation. Significant competition from banking and non-banking companies. There are other factors not described in our 2007 Form 10-K which are beyond the Company’s ability to anticipate or control that could cause results to differ.